LETTER TO SHAREHOLDERS                            ACM Managed Dollar Income Fund
================================================================================

November 11, 1997

Dear Shareholder:

Since our last report dated March 31, 1997, the U.S. bond market has posted strong returns. The market rallied over the summer to end the period with solid gains. Within the traditional bond market (i.e. governments, investment grade corporates, mortgage-backed securities and asset-backed securities) corporates were the best performing, followed by governments, mortgage-backed securities and asset-backed securities. The high yield sector continued to benefit from the strong economy and stable credit environment. As a result, this sector posted solid gains and outperformed all sectors of the traditional market.

INVESTMENT RESULTS

For the six months ended September 30, 1997, we are pleased to report that the ACM Managed Dollar Income Fund returned 23.83% on a net asset value (NAV) basis. This compares with a return of 18.05% for the J.P. Morgan Emerging Markets Bond Index and 9.23% for the First Boston High Yield Index. For the 12 month period ended September 30, 1997, the Fund achieved a total return of 33.64% at NAV compared with 28.08% for the J.P. Morgan Emerging Markets Bond Index and 15.73% for the First Boston High Yield Index.

Your Fund's outperformance can be attributed to overweightings in Venezuela, Russia and Bulgaria, coupled with an emphasis on the technology sector in the U.S. high yield market.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Period Ended September 30, 1997

                                                 Total Return
                                          6 Months          12 Months
                                          --------          ---------
ACM Managed Dollar
 Income Fund                               23.83%            33.64%
J.P. Morgan Emerging
 Markets Bond Index                        18.05%            28.08%
First Boston High
 Yield Index                                9.23%            15.73%

* The Fund's investment results are cumulative total returns for the period and are based on the net asset value as of September 30, 1997. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The J.P. Morgan Emerging Markets Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds. The First Boston High Yield Index is a trader priced portfolio representing 250 sectors and constructed to mirror the high yield debt market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in the indices.

--------------------------------------------------------------------------------

ECONOMIC REVIEW

U.S. Gross Domestic Product (GDP) growth slowed from a robust 4.9% first quarter pace to 3.3% in the second quarter. Weakness in consumer spending was the catalyst, as retail and auto sales declined and housing activity slowed. While some wage pressures were apparent, inflation remained subdued.

                                                  ACM Managed Dollar Income Fund
================================================================================

During the third quarter, economic growth continued at a healthy pace and inflation remained at low absolute levels worldwide. Although U.S. growth slowed from its first half level, the economy remained strong, led by strength in the labor market. The unemployment rate remained low at 4.9%, consumer confidence reached new highs, and real income grew solidly. GDP growth for the third quarter was 3.5%, slightly higher than anticipated.

The Federal Reserve made no change to monetary policy during the reporting period, despite the fact that growth remained above trend levels. Improving inflation fundamentals, a strong dollar and currency devaluations in Southeast Asia argued against an increase in official U.S. interest rates. Inflation remained well-behaved with consumer prices advancing 2.2% and producer prices unchanged between September 1996 and September 1997.

INVESTMENT OUTLOOK

Recent slowing in employment gains and soft retail sales suggest the U.S. economy is poised to slow from its torrid pace of the last year. The currency devaluations and economic slowing in Southeast Asia should also temper U.S. growth. Therefore, we anticipate 3.5% U.S. GDP growth for 1997. Given the prolonged period of strong capacity utilization, employment gains and the difficulty of forecasting U.S. inflation in an increasingly global economy, there is a small but measurable chance that the Federal Reserve will modestly raise interest rates as a precautionary measure. Accordingly, some caution is warranted by investors.

We continue to have a favorable outlook for the high yield market. The strong U.S. economy will provide support for this market sector, and as interest rates remain in a trading range between 5.75% - 6.75%, investor demand for higher yields should remain strong. However, as the economy begins to slow, security selection within the high yield sector will take on added importance. As a result, we will continue to review each security using a fundamental, bottom-up approach.

In the developing markets, commitment to economic integration remains high and the global environment of relatively stable growth and inflation will support the integration process. Nonetheless, in the period ahead, we believe growth and inflation prospects will diverge. In our view, Latin America, Eastern Europe and Russia will generally enhance global growth as their economic and inflation trends improve. Much of Southeast Asia will detract from global growth as their economies slow and inflation increases. We believe that country selection will be more critical than in the last several quarters.

The picture in Latin America continues to be one of growth, albeit slower than in past years, and low inflation. In Brazil, inflation fell in August and is expected to register 4.5% - 5.0% for all of 1997. The government's recent decision to vigorously defend the Brazilian real will likely produce temporary weakness but will provide a sound foundation to ensure continued economic growth. Although the Mexican peso fell victim to the currency crisis plaguing Southeast Asia, economic fundamentals remain strong. The Mexican economy grew at a 7.0% rate during the first half of 1997 and industrial production surged 8.2% between August 1996 and August 1997, following July's jump of 10.3%. These figures bode well for third quarter growth and are consistent with our belief that Mexico will grow 5% - 6% annually through 2000. Despite excellent fundamentals, Argentina will continue to be hit by the spillover from Southeast Asia. Although there is no question about the government's resolve to protect the currency, the fact that Argentina has a fixed exchange rate leaves it vulnerable to investor concerns about a devaluation and/or loss in liquidity. Longer-term, we remain positive on Argentina's economic prospects.

                                                  ACM Managed Dollar Income Fund
================================================================================

In Russia, the economy appears to be expanding. Russia's GDP in August 1997 showed a 0.7% increase over year earlier levels. Industrial production shows a similar pattern, increasing 3.0% between August 1996 and August 1997 following a 3.4% increase between July 1996 and July 1997. The recently completed restructuring of Russia's London Club debt should also support continued gains in the prices of Russian bonds. However, a recent downturn in revenue generation threatens the excellent reform momentum and bears close scrutiny.

In Southeast Asia, the near-term outlook is bleak. The unfolding adjustments for these countries involve much weaker currencies, higher interest rates, lower stock prices, numerous bankruptcies, banking-sector consolidation and slower growth. Financial markets in this region will remain under intense pressure as policy makers grapple with appropriate responses to economic crises. The IMF's decision to step in and provide funds to shore up the shaky Thai and Indonesian financial sectors should eventually help to provide needed stability. Long term, we are optimistic about the investment value in this region, since favorable fundamentals are still in place. We will be monitoring developments in this region closely in the upcoming periods.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman



/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
September 30, 1997                                ACM Managed Dollar Income Fund
================================================================================

                                                  Principal
                                                    Amount
                                                    (000)          U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
  OBLIGATIONS--65.0%
COLLATERALIZED
  BRADY BONDS(a)--22.4%
ARGENTINA--3.6%
Republic of Argentina
  Euro Par bonds
  5.50%, 3/31/23(B) .......................           $16,000      $  12,105,000
                                                                   -------------
BULGARIA--4.2%
Republic of Bulgaria
  Discount Bonds FRN
  6.6875%, 7/28/24 ........................            17,000         14,131,250
                                                                   -------------
ECUADOR--7.5%
Republic of Ecuador
  Par Bonds
  3.50%, 2/28/25(b) .......................            44,500         25,045,156
                                                                   -------------
MEXICO--7.1%
United Mexican States
  Discount Bonds FRN Series D
  6.8125%, 12/31/19(c) ....................             6,000          5,741,250
  Euro Par Bonds Series B
  6.25%, 12/31/19(c) ......................            22,000         18,280,625
                                                                   -------------
                                                                      24,021,875
                                                                   -------------
Total Collateralized Brady Bonds
  (cost $68,773,748) ......................                           75,303,281
                                                                   -------------
OTHER SOVEREIGN
  DEBT OBLIGATIONS--15.2%
RUSSIA--3.8%
Russia Principal Loans--WI
  FRN
  12/15/20(d)(e) ..........................            17,250         12,862,031
                                                                   -------------
VENEZUELA--11.4%
Republic of Venezuela
  Global Bond
  9.25%, 9/15/27 ..........................            40,023         38,171,936
                                                                   -------------
Total Other Sovereign Debt
   Obligations
  (cost $49,971,764) ......................                           51,033,967
                                                                   -------------
SOVEREIGN DEBT
  RELATED--11.9%
Morgan Guaranty Trust Co.
  Indexed Note
  Linked to Russian US$
  Vneshekonombank Loan
  Assignment
  14.00%, 10/15/97(f)
  (cost $40,561,442) ......................            40,561         39,968,434
                                                                   -------------
NON-COLLATERALIZED
  BRADY BONDS--11.3%
BRAZIL--8.9%
Republic of Brazil C Bonds
  8.00%, 4/15/14(g) .......................            35,300         30,060,561
                                                                   -------------
BULGARIA--2.4%
Republic of Bulgaria
  IAB FRN
  6.6875%, 7/28/11 ........................            10,000          8,075,000
                                                                   -------------
Total Non-Collateralized
  Brady Bonds
  (cost $37,680,110) ......................                           38,135,561
                                                                   -------------
LOAN PARTICIPATION &
  ASSIGNMENT--4.2%
ALGERIA--2.5%
Algeria Refinancing
  Trust FRN Loan Assignment
  Tranche B
  6.50%, 9/05/05 ..........................            10,000          8,500,000
                                                                   -------------
RUSSIA--1.7%
Vneshekonombank
  Loan Participation(h) ...................             5,331          5,529,358
                                                                   -------------
Total Loan Participation &
  Assignment
  (cost $11,010,984) ......................                           14,029,358
                                                                   -------------
Total Sovereign Debt Obligations
  (cost $207,998,048) .....................                          218,470,601
                                                                   -------------

                                                  ACM Managed Dollar Income Fund
================================================================================

                                                  Shares or
                                                  Principal
                                                    Amount
                                                    (000)          U.S. $ Value
--------------------------------------------------------------------------------
U.S. CORPORATE DEBT
  OBLIGATIONS--47.8%
AGRICULTURE--1.6%
Trans-Resources, Inc.
  11.875%, 7/01/02 ........................     $       5,000      $   5,325,000
                                                                   -------------
AUTOMOTIVE--2.0%
United Auto Group, Inc.
  11.00%, 7/15/07(e) ......................             6,500          6,825,000
                                                                   -------------
BASIC INDUSTRY--1.6%
MAXXAM Group Holdings, Inc.
  12.00%, 8/01/03 .........................             5,000          5,425,000
                                                                   -------------
BROADCASTING &
  CABLE--11.3%
CCPR Services, Inc.
  10.00%, 2/01/07 .........................             3,000          3,093,750
Frontiervision Holdings LP
  11.00%, 10/15/06 ........................             5,000          5,475,000
  11.875%, 9/15/07(e)(i) ..................             3,000          2,070,000
Intermedia Capital Partners
  11.25%, 8/01/06 .........................             6,000          6,690,000
Optel, Inc. Series B
  13.00%, 2/15/05(j) ......................             8,500          8,468,125
RSL Communications, Ltd.
  12.25%, 11/15/06 ........................             5,000          5,381,250
  Warrants, expiring
  11/15/06(k)(l) ..........................             6,500            390,000
Telemundo Group, Inc.
  7.00%, 2/15/06 ..........................             6,400          6,336,000
                                                                   -------------
                                                                      37,904,125
                                                                   -------------
BROADCASTING &
  MEDIA--1.2%
Sullivan Graphics, Inc.
  12.75%, 8/01/05 .........................             4,000          4,075,000
                                                                   -------------
CHEMICALS--2.2%
Sterling Chemicals, Inc.
  11.25%, 4/01/07 .........................             4,000          4,380,000
Uniroyal Technology Corp.
  11.75%, 6/01/03 .........................             3,000          2,876,250
  Warrants, expiring
  6/01/03(k)(m) ...........................            30,000             30,000
                                                                   -------------
                                                                       7,286,250
                                                                   -------------
CONSUMER PRODUCTS
  & SERVICES--4.8%
Renaissance Cosmetics, Inc.
  11.75%, 2/15/04 .........................             4,250          4,303,125
Warrants, expiring
  8/15/01(k)(n) ...........................             8,000            400,000
Riverwood International Corp.
  10.875%, 4/01/08 ........................             7,000          7,026,250
Waterford Gaming LLC
  12.75%, 11/15/03 ........................             4,000          4,475,000
                                                                   -------------
                                                                      16,204,375
                                                                   -------------
ENERGY--2.7%
National Energy Group, Inc.
  10.75%, 11/01/06 ........................             3,000          3,150,000
Transamerican Energy, Inc.
  11.50%, 6/15/02(e) ......................             6,000          6,000,000
                                                                   -------------
                                                                       9,150,000
                                                                   -------------
FOOD DISTRIBUTION--2.1%
Specialty Foods Corp.
  11.125%, 10/01/02 .......................             7,150          7,221,500
                                                                   -------------
GROCERY--2.1%
DiGiorgio Corp.
  10.00%, 6/15/07(e) ......................             7,000          7,000,000
                                                                   -------------
LEISURE &
  ENTERTAINMENT--2.2%
Trump Atlantic City
  11.25%, 5/01/06 .........................             7,500          7,303,125
                                                                   -------------
MEDIA--0.9%
Digital Television Services, LLC
  12.50%, 8/01/07(e) ......................             3,000          3,127,500
                                                                   -------------
METAL/MINERALS--1.3%
Weirton Steel Corp.
  10.75%, 6/01/05 .........................             4,000          4,300,000
                                                                   -------------
PLASTICS--1.7%
Crain Industries, Inc.
  13.50%, 8/15/05 .........................             5,000          5,750,000
                                                                   -------------
PUBLISHING--1.5%
Commemorative Brands, Inc.
  11.00%, 1/15/07 .........................             5,000          5,150,000
                                                                   -------------

                                                  ACM Managed Dollar Income Fund
================================================================================

                                                  Shares or
                                                  Principal
                                                    Amount
                                                    (000)          U.S. $ Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--6.4%
Globalstar LP/Globalstar Capital
  11.25%, 6/15/04 .........................           $ 1,400      $   1,459,500
GST Equipment Funding
  13.25%, 5/01/07(e) ......................             3,250          3,786,250
Hyperion Telecommunications
  12.25%, 9/01/04(e) ......................             3,000          3,270,000
Orion Network Systems, Inc.
  11.25%, 1/15/07 .........................             5,000          5,475,000
  Warrants, expiring
  1/15/07(k)(o) ...........................             5,000             62,500
Primus Telecommunications
  Group, Inc.
  11.75%, 8/01/04(p) ......................             7,000          7,490,000
                                                                   -------------
                                                                      21,543,250
                                                                   -------------
TEXTILE--0.9%
Delta Mills Inc.
  9.625%, 9/01/07(e) ......................             3,000          3,041,250
                                                                   -------------
TRANSPORTATION--1.3%
Johnstown America Industries, Inc.
  11.75%, 8/15/05 .........................             4,000          4,320,000
                                                                   -------------
Total U.S. Corporate Debt
  Obligations
  (cost $151,284,232) .....................                          160,951,375
                                                                   -------------
NON-U.S. CORPORATE DEBT
  OBLIGATIONS--13.1%
BRAZIL--8.1%
Tevecap SA
  12.625%, 11/26/04 .......................            10,000         10,675,000
Trikem SA
  10.625%, 7/24/07(e) .....................             7,000          7,021,000
TV Filme, Inc.
  12.875%, 12/15/04(e) ....................             9,250          9,573,750
                                                                   -------------
                                                                      27,269,750
                                                                   -------------
DOMINICAN REPUBLIC--2.5%
Tricom SA
  11.375%, 9/01/04(e) .....................             8,200          8,446,000
                                                                   -------------
MEXICO--1.0%
Innova S de RL
  12.875%, 4/01/07(e) .....................             3,000          3,217,500
                                                                   -------------
NETHERLANDS--0.9%
ITT Publimedia
  9.375%, 9/15/07(e) ......................             3,000          3,120,000
                                                                   -------------
THAILAND--0.6%
Tanayong Public Co., Ltd.
  3.50%, 3/01/04 ..........................             5,200          1,976,000
                                                                   -------------
Total Non-U.S. Corporate
  Debt Obligations
  (cost $43,737,879) ......................                           44,029,250
                                                                   -------------
OPTIONS PURCHASED--0.2%
Republic of Bulgaria Discount Bonds
  expiring February '98, strike
  price $69.625
  (cost $500,000) .........................               250            823,725
                                                                   -------------
U.S. GOVERNMENT
  OBLIGATIONS--4.1%
U.S. Treasury Bill
  5.06%, 10/23/97
  (cost $13,657,636) ......................            13,700         13,662,572
                                                                   -------------
TIME DEPOSIT--0.8%
State Street Bank & Trust Co.,
  5.25%, 10/01/97
  (cost $2,762,000) .......................             2,762          2,762,000
                                                                   -------------
TOTAL INVESTMENTS--131.0%
  (cost $419,939,795) .....................                          440,699,523
Other assets less liabilities--(31.0%) ....                         (104,185,082)
                                                                   -------------
NET ASSETS--100% ..........................                        $ 336,514,441
                                                                   =============

                                                  ACM Managed Dollar Income Fund
================================================================================

(a) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1997.
(c)  Security trades with recovery rights expiring June 30, 2003.
(d) An interest rate based on the six month Libor Rate plus 81.25 basis points will take effect upon issuance of the bonds.
(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, these securities amounted to $79,360,281 or 23.6% of net assets.
(f) Principal amount represents par value at purchase date. The redemption value of these securities is linked to the change in the bid price of the referenced emerging market debt.
(g)  Coupon consists of 4.5% cash payment and 3.5% paid in kind.
(h)  Security is in default and is non-income producing.
(i) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(j)  Consists of $8,500,000 senior notes and 8,500 shares of common stock.
(k)  Non-income producing security.
(l) Each warrant entitles the holder to purchase 1.815 shares at an exercise price of $0.01 per share.
(m) Each warrant entitles the holder to purchase one share at an exercise price of $4.375 per share.
(n) Each warrant entitles the holder to purchase one share at an exercise price of $0.01 per share.
(o) Each warrant entitles the holder to purchase .8463 shares at an exercise price of $0.01 per share.
(p)  Security trades with warrants expiring August 1, 2004.

     Glossary of Terms:
     IAB  - Interest Arrears Bond.
     FRN  - Floating Rate Note.
     WI   - When Issued.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997                                ACM Managed Dollar Income Fund
=================================================================================
ASSETS
  Investments in securities, at value (cost $419,939,795) ........   $440,699,523
  Cash ...........................................................            501
  Receivable for investment securities sold ......................     13,602,647
  Interest receivable ............................................     10,043,401
  Deferred organization expenses and other assets ................         17,488
                                                                     ------------
  Total assets ...................................................    464,363,560
                                                                     ------------
LIABILITIES
  Loan payable ...................................................    100,000,000
  Payable for investment securities purchased ....................     26,939,019
  Advisory fee payable ...........................................        268,694
  Interest payable ...............................................        143,223
  Administrative fee payable .....................................         53,739
  Accrued expenses and other liabilities .........................        444,444
                                                                     ------------
  Total liabilities ..............................................    127,849,119
                                                                     ------------
NET ASSETS .......................................................   $336,514,441
                                                                     ============
COMPOSITION OF NET ASSETS
  Common stock, at par ...........................................   $    212,438
  Additional paid-in capital .....................................    289,140,976
  Undistributed net investment income ............................      4,450,601
  Accumulated net realized gain on investment transactions .......     21,951,384
  Net unrealized appreciation of investments and other assets ....     20,759,042
                                                                     ------------
                                                                     $336,514,441
                                                                     ============
NET ASSET VALUE PER SHARE (based on 21,243,756 shares outstanding)         $15.84
                                                                           ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 1997                                                     ACM Managed Dollar Income Fund
=================================================================================================================
INVESTMENT INCOME
   Interest.........................................................................                $ 48,617,399
EXPENSES
   Advisory fee.....................................................................   $3,515,489
   Administrative fee...............................................................      703,097
   Custodian........................................................................      172,451
   Audit and legal..................................................................      105,197
   Transfer agency..................................................................       99,127
   Directors' fees..................................................................       53,896
   Reports and notices to shareholders..............................................       36,424
   Registration fees................................................................       32,340
   Amortization of organization expenses............................................        7,997
   Miscellaneous ...................................................................       25,976
                                                                                        ---------
   Total expenses before interest expense ..........................................    4,751,994
   Interest expense.................................................................    6,320,929
                                                                                        ---------
   Total expenses...................................................................                  11,072,923
                                                                                                    ------------
   Net investment income............................................................                  37,544,476
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions.....................................                  68,475,490
   Net change in unrealized appreciation of investments and other assets............                  (2,503,696)
                                                                                                    ------------
   Net gain on investments..........................................................                  65,971,794
                                                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                          $103,516,270
                                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS
=================================================================================================================

                                                                              Year Ended           Year Ended
                                                                          September 30, 1997   September 30, 1996
                                                                          ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $  37,544,476        $ 36,229,933
   Net realized gain on investment transactions.........................        68,475,490          42,078,877
   Net change in unrealized appreciation (depreciation) of investments
     and other assets...................................................        (2,503,696)         32,913,344
                                                                             -------------        ------------
   Net increase in net assets from operations...........................       103,516,270         111,222,154

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income................................................       (34,785,980)        (35,689,077)

COMMON STOCK TRANSACTIONS:
   Tender offer resulting in the redemption of 7,081,253 shares
     of Common Stock....................................................      (102,761,893)                 -0-
                                                                             -------------        ------------
   Total increase (decrease)............................................       (34,031,603)         75,533,077

NET ASSETS
   Beginning of year....................................................       370,546,044         295,012,967
                                                                             -------------        ------------
   End of year (including undistributed net investment income of
     $4,450,601 and $1,253,406, respectively)...........................     $ 336,514,441        $370,546,044
                                                                             =============        ============

--------------------------------------------------------------------------------------------------------------
See notes to financial statements.


STATEMENT OF CASH FLOWS
Year Ended September 30, 1997                                                      ACM Managed Dollar Income Fund
=================================================================================================================
INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
  Interest and dividends received..............................................   $   49,279,944
  Interest expense paid........................................................       (6,987,642)
  Operating expenses paid......................................................       (5,289,091)
                                                                                  --------------
  Net increase in cash from operating activities...............................                    $  37,003,211

INVESTING ACTIVITIES:
  Purchases of long-term investments...........................................   (1,166,061,729)
  Proceeds from disposition of long-term investments...........................    1,305,388,311
  Purchases of short-term investments, net.....................................      (46,404,808)
                                                                                  --------------
  Net increase in cash from investing activities...............................                       92,921,774

FINANCING ACTIVITIES(a):
  Redemptions resulting from tender offer......................................     (102,761,893)
  Cash dividends and distributions paid........................................      (34,785,980)
  Proceeds from borrowings.....................................................        3,500,000
                                                                                  --------------
  Net decrease in cash from financing activities...............................                     (134,047,873)
                                                                                                   -------------

  Net decrease in cash.........................................................                       (4,122,888)
  Cash at beginning of year....................................................                        4,123,389
                                                                                                   -------------
  Cash at end of year..........................................................                    $         501
                                                                                                   =============

=================================================================================================================
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
  Net increase in net assets from operations...................................                    $ 103,516,270

ADJUSTMENTS:
  Decrease in interest receivable..............................................     $  3,564,393
  Accretion of bond discount...................................................       (2,901,848)
  Decrease in accrued expenses.................................................         (537,097)
  Decrease in interest payable.................................................         (666,713)
  Net gain on investments......................................................      (65,971,794)
                                                                                    ------------
  Total adjustments............................................................                      (66,513,059)
                                                                                                   -------------

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                     $  37,003,211
                                                                                                   =============

-----------------------------------------------------------------------------------------------------------------

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

     See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1997                                ACM Managed Dollar Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Due to the nature of the markets for sovereign debt obligations, quotations from several sources are obtained so that the Fund's portfolio investments are not generally priced by a single source. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Organization Expenses

Organization expenses of approximately $40,000 were deferred and are being amortized on a straight-line basis through October 1998.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book to tax differences on accrual of income, resulted in a net increase in Additional paid-in capital, net increase in Undistributed net investment income and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

NOTES TO FINANCIAL STATEMENTS (continued)         ACM Managed Dollar Income Fund
================================================================================

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,610 during the year ended September 30, 1997.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,193,000,748 and $1,341,654,204, respectively, for the year ended September 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 1997.

At September 30, 1997, the cost of investments, including options purchased, for federal income tax purposes was $420,982,721. Accordingly, gross unrealized appreciation of investments was $21,290,973 and gross unrealized depreciation of investments was $1,574,171, resulting in net unrealized appreciation of $19,716,802.

1. Options Transactions

For investment and hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the year ended September 30, 1997.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for

                                                  ACM Managed Dollar Income Fund
================================================================================

a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation of investments.

At September 30, 1997, the Fund had no outstanding interest rate swap contracts.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 21,243,756 shares of Common Stock outstanding at September 30, 1997, the Adviser owned 7,100 shares. During the year ended September 30, 1997, the Fund purchased and retired 7,081,253 shares of its outstanding Common Stock for $14.49 per share pursuant to a tender offer. The Fund incurred tender offer costs of $154,537 which were charged to additional paid-in capital.

During the years ended September 30, 1997 and 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 27, 1997. The maximum credit available is $100,000,000 and the amount outstanding as of September 30, 1997 was $100,000,000 with an average interest rate of 6.45%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the year ended September 30, 1997 was approximately $98,868,493 with a related weighted average annualized interest rate of 6.18%. The Fund is also obligated to pay Citibank, N.A. a commitment fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

FINANCIAL HIGHLIGHTS                                                                         ACM Managed Dollar Income Fund
===========================================================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                       For the Year Ended
                                                                          September 30,                 October 22, 1993 (a)
                                                            ----------------------------------------             to
                                                             1997              1996            1995      September 30, 1994
                                                            ------            ------          ------     ------------------
Net asset value, beginning of period ..............         $13.08            $10.42          $11.29           $14.04(b)
                                                            ------            ------          ------           ------
Income From Investment Operations
---------------------------------
Net investment income .............................           1.45(c)           1.27            1.32             1.13
Net realized and unrealized gain (loss) on
  investment transactions and other assets ........           2.62              2.65            (.85)           (2.66)
                                                            ------            ------          ------           ------
Net increase (decrease) in net asset value
  from operations .................................           4.07              3.92             .47            (1.53)
                                                            ------            ------          ------           ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income ..............          (1.31)            (1.26)          (1.32)           (1.13)
Distributions in excess of net investment
  income ..........................................            -0-               -0-             -0-             (.02)
Tax return of capital distribution ................            -0-               -0-            (.02)            (.07)
                                                            ------            ------          ------           ------
Total dividends and distributions .................          (1.31)            (1.26)          (1.34)           (1.22)
                                                            ------            ------          ------           ------
Net asset value, end of period ....................         $15.84            $13.08          $10.42           $11.29
                                                            ======            ======          ======           ======

Market value, end of period .......................         $15.00            $11.75          $9.875           $11.25
                                                            ======            ======          ======           ======
Total Return (d)
----------------
Total investment return based on:
Market value ......................................          40.87%            33.53%            .92%          (11.94)%
Net asset value ...................................          33.64%            40.86%           6.11%          (11.62)%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted) .........       $336,514          $370,546        $295,013           $313,819
Ratio of expenses to average net assets ...........           2.36%             2.59%           2.83%            1.78%(e)
Ratio of expenses to average net assets
  excluding interest expense(f) ...................           1.01%             1.07%           1.17%            1.07%(e)
Ratio of net investment income to average
  net assets ......................................           8.00%             8.79%          10.56%            8.54%(e)
Portfolio turnover rate ...........................            274%              443%            344%             225%
---------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Net of offering costs of $.06.
(c)  Based on average shares outstanding.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(e)  Annualized.
(f) Net of interest expense of 1.35%, 1.52%, 1.66% and .71%, respectively, on loan agreements (see Note E).

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                              ACM Managed Dollar Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc., including the portfolio of investments, as of September 30, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP



New York, New York
November 20, 1997

ADDITIONAL INFORMATION                            ACM Managed Dollar Income Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

                                                  ACM Managed Dollar Income Fund
================================================================================

Supplemental Proxy Information (Unaudited)

The Annual Meeting of Shareholders of the ACM Managed Dollar Income Fund, Inc. was held on January 23, 1997. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                         Shares                Shares Voted
                                                                        Voted For           Without Authority
---------------------------------------------------------------------------------------------------------------------------
1. To elect directors              Class One Director
                                       (term expires in 1998)
                                   Donald J. Robinson                   19,932,317                357,756

                                   Class Three Directors
                                       (term expires in 2000)
                                   Ruth Block                           19,930,605                359,468
                                   John D. Carifa                       19,932,879                357,194
                                   Robert C. White                      19,922,938                367,135
                                                              Shares             Shares Voted       Shares Voted
                                                             Voted For             Against            Abstain
---------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the Fund's
   fiscal year ending September 30, 1997:                    19,850,953            188,118            251,002
---------------------------------------------------------------------------------------------------------------------------

                                                                  ACM Managed Dollar Income Fund
================================================================================================
BOARD OF DIRECTORS
John D. Carifa, Chairman                    William H. Foulk, Jr.(1)
Ruth Block(1)                               Dr. James M. Hester(1)
David H. Dievler(1)                         Clifford L. Michel(1)
John H. Dobkin(1)                           Donald J. Robinson(1)
                                            Robert C. White(1)

OFFICERS

Wayne D. Lyski, President                   Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President   Mark D. Gersten, Treasurer & Chief Financial Officer
Paul J. DeNoon, Vice President              Joseph J. Mantineo, Controller
Vicki L. Fuller, Vice President
Wayne C. Tappe, Vice President


ADMINISTRATOR                               INDEPENDENT AUDITORS
Princeton Administrators, L.P.              Ernst & Young LLP
P.O. Box 9095                               787 Seventh Avenue
Princeton, NJ 08543-9095                    New York, NY 10019


CUSTODIAN, DIVIDEND PAYING AGENT,           LEGAL COUNSEL
TRANSFER AGENT AND REGISTRAR                Seward & Kissel
State Street Bank & Trust Company           One Battery Park Plaza
225 Franklin Street                         New York, NY 10004
Boston, MA 02110

------------------------------------------------------------------------------------------------

(1)  Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Managed Dollar Income Fund
Summary of General Information

The Fund

ACM Managed Dollar Income Fund is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R)  These registered service marks used
     under license from the owner,
     Alliance Capital Management L.P.

MDISR


                                       ACM
                          ----------------------------
                                     MANAGED
                          ----------------------------
                                     DOLLAR
                          ----------------------------
                                   INCOME FUND
                          ----------------------------

                                                   Annual Report
                                                   September 30, 1997




                                                   [LOGO] Alliance(R)